EXHIBIT 99-1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-QSB of First National Corporation, for the quarter ended March 31, 2003, I, Harry S. Smith, President and Chief Executive Officer of First National Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

such Form 10-QSB for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Form 10-QSB for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of First National Corporation.

/s/ Harry S. Smith

Harry S. Smith

President and Chief Executive Officer

EXHIBIT 99-4

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-QSB of First National Corporation for the quarter ended March 31, 2003, I, Stephen C. Pettit, Senior Vice President and Chief Financial Officer of First National Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

such Form 10-QSB for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Form 10-QSB for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of First National Corporation.

/s/ Stephen C. Pettit

Stephen C. Pettit

Senior Vice President and Chief Financial Officer